UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2026

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11689	94-1499887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 West Mendenhall, Suite 105 Bozeman, Montana	59715
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 406-982-7276

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	FICO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 11, 2026, Fair Isaac Corporation (the “Company”) issued a press release announcing the pricing of its private offering to eligible purchasers of $1.0 billion aggregate principal amount of Senior Notes due 2034 (the “Notes Offering”). In accordance with Rule 135(c) of the Securities Act, a copy of this press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K. Accordingly, this notice is not intended to and does not constitute an offer to sell nor a solicitation for an offer to purchase any securities of the Company.

The Company intends to use the net proceeds from the Notes Offering to repay certain indebtedness outstanding under its Third Amended and Restated Credit Agreement among the Company, the lenders party thereto, Wells Fargo Bank, National Association, Wells Fargo Securities, LLC and BofA Securities, Inc., dated May 13, 2025, to fund the redemption in full of $400 million aggregate principal amount of the 5.25% Senior Notes due 2026 that were issued on May 8, 2018 (the “2018 Senior Notes”), to pay related fees and expenses, and for general corporate purposes, which may include repurchases of its common stock.

This Current Report on Form 8-K does not constitute a notice of redemption of the 2018 Senior Notes.

The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Notes Offering Pricing Press Release dated March 11, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION

By	/s/ Steven P. Weber
Steven P. Weber
Executive Vice President and Chief Financial Officer

Date: March 11, 2026